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PROXY                              BSM BANCORP                             PROXY
                         ANNUAL MEETING OF SHAREHOLDERS
                                           , 1998
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned shareholder acknowledges receipt of the Notice of Annual Meeting of Shareholders of BSM Bancorp (the "Bancorp") and the accompanying
Joint Proxy Statement/Prospectus dated             , 1998, and revoking any
proxy heretofore given, hereby appoints Joseph Sesto, Jr., Mitsuo Taniguchi, and Joseph F. Ziemba, or any one of them, with full power to act alone, my true and lawful attorney(s), agent(s) and proxy, with full power of substitution, for me and in my name, place and stead to vote and act with respect to all shares of common stock of the Bancorp which the undersigned would be entitled to vote at
the Annual Meeting of Shareholders to be held on             , 1998, at
p.m.,             ,             ,             , and at any and all adjournment
or adjournments thereof, with all the powers that the undersigned would possess if personally present, as follows:

1. APPROVAL OF MERGER AGREEMENT. To approve the principal terms of the Agreement to Merge a Plan of Reorganization dated January 29, 1998 (the "Agreement"), as amended, by and among the Bancorp, the Bank and Mid-State Bank ("Mid-State") and the transactions contemplated thereby pursuant to which (i) the Bank will merge with and into Mid-State and Mid-State will continue as the surviving bank, (ii) the Bancorp will become the bank holding company for Mid-State and change its name to "Mid-State Bancshares" and (iii) the shareholders of Mid-State will become shareholders of the Bancorp in accordance with the exchange ratio set forth in the Agreement (the "Merger"). The terms and conditions of the Agreement and the formulas for calculating the number of shares of Bancorp Common Stock to be issued for each share of Mid-State Common Stock are set forth in the accompanying
     Joint Proxy Statement/Prospectus dated             , 1998.
     Approval of the principal terms of the Agreement requires the affirmative vote of a majority of the outstanding shares of Bancorp Common Stock.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

2.   ELECTION OF DIRECTORS.  FOR all nominees listed below   WITHHOLD AUTHORITY
     To elect as directors   (EXCEPT AS INDICATED TO THE     TO VOTE FOR ALL
     the nominees set forth  CONTRARY BELOW). / /            NOMINEES LISTED
     below:                                                  BELOW. / /

Armand R. Acosta
Richard E. Adam
Fred L. Crandall, Jr.
A.J. Diani
William A. Hares
Roger A. Ikola
Toshiharu Nishino
Joseph Sesto, Jr.
William L. Snelling
Mitsuo Taniguchi
Joseph F. Ziemba

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(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE
                    THAT NOMINEE(S) NAME IN THE SPACE ABOVE)
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3.   APPROVAL OF PROPOSED AMENDMENTS TO 1996 STOCK OPTION PLAN. As
     required by the Agreement, to approve proposed amendments to the Bancorp's 1996 Stock Option Plan that would allow for the granting of substitute stock options to officers and employees of the Bancorp and the Bank, and certain directors of the Bancorp and the Bank that will continue as directors of the Bancorp and Mid-State, and such substitute options would have the same terms and conditions as existing Bancorp options, except that such substitute options would be completely vested, and such stock options would not terminate as a result of the Merger, subject to all necessary approvals of the California Department of Corporations and any other necessary regulatory agency, as described in the Joint Proxy Statement/Prospectus.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

4.   OTHER BUSINESS
     To transact such other business as may properly come before the meeting.

    Execution of this proxy confers authority to vote "FOR" each proposal listed above unless the shareholder directs otherwise. If any other business is presented at said meeting, this proxy shall be voted in accordance with the recommendations of the Board of Directors. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners SHOULD sign.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

    I/WE DO / / or I/WE DO NOT / / expect to attend the meeting.
                                           Dated _________________________, 1998
                                           _____________________________________
                                                    (Number of Shares)
                                           _____________________________________
                                                Signature of Shareholder(s)
                                           _____________________________________
                                                Signature of Shareholder(s)